10.1 First Amendment dated as of September 14, 2009 to the $1,000,000,000 Competitive Advance and Revolving Credit Facility Agreement, dated as of December 19, 2006

FIRST AMENDMENT

FIRST AMENDMENT, dated as of September 14, 2009 (this “Amendment”), to the $1,000,000,000 Competitive Advance and Revolving Credit Facility Agreement, dated as of December 19, 2006 (the “Credit Agreement”), among Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”), Weyerhaeuser Real Estate Company, a Washington corporation (“WRECO”, together with Weyerhaeuser, the “Borrowers”), JPMorgan Chase Bank, N.A., a national banking association (“JPMorgan Chase Bank”) and Citibank, N.A., a national banking association (“Citibank”), as initial fronting banks, JPMorgan Chase Bank and Citibank, as swing line banks, JPMorgan Chase Bank, as administrative agent (the “Administrative Agent”), Citibank, as syndication agent, Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, Morgan Stanley Bank, as co-documentation agent, and the lenders named therein (the “Lenders”).

WITNESSETH

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.  Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.  Amendments.  (a)  Section 2.01(b) of the Credit Agreement is hereby amended as of the Effective Date by replacing the reference to the amount “$400,000,000” therein with “$200,000,000”.

(b)  Section 2.04(a) of the Credit Agreement is hereby amended as of the Effective Date by deleting the table therein in its entirety and inserting in lieu thereof the following table:

“

S&P: Moody’s:	Level 1 A- or better A3 or better	Level 2 BBB+ Baa1	Level 3 BBB Baa2	Level 4 BBB- Baa3	Level 5 Below BBB- Below Baa3
Facility Fee	0.15%	0.175%	0.20%	0.25%	0.30%

”

(c)  Section 2.06(d) of the Credit Agreement is hereby amended as of the Effective Date by deleting the table therein in its entirety and inserting in lieu thereof the following table:

“

S&P: Moody’s:	Level 1 A- or better A3 or better	Level 2 BBB+ Baa1	Level 3 BBB Baa2	Level 4 BBB- Baa3	Level 5 Below BBB- Below Baa3
Eurodollar Loan:	1.35%	1.575%	1.80%	2.00%	2.20%
Base Rate Loan:	0.35%	0.575%	0.80%	1.00%	1.20%

”

(d)  Section 2.21(a) of the Credit Agreement is hereby amended as of the Effective Date by replacing the reference to the amount “$400,000,000” in clause (ii) thereof with “$200,000,000”.

(e)  Section 6.01 of the Credit Agreement is hereby amended as of the Effective Date by deleting the existing paragraph (e) in its entirety and inserting in lieu thereof the following new paragraph (e):

“(e)           Net Worth.  At any time permit Weyerhaeuser’s Total Adjusted Shareholders’ Interest to be less than $3,000,000,000. ”

SECTION 3.  Conditions to Effectiveness of Amendment.  This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Effective Date”):

(a)  The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrowers and (ii) the Required Lenders.

(b)  The Administrative Agent shall have received (i) payment, for distribution to each Lender that has signed and delivered this Amendment to the Administrative Agent by no later than 3:00 p.m., New York City time, on Thursday, September 3, 2009, of an amendment fee equal to 0.20% of the Commitment of such Lender then in effect as of the date hereof and (ii) payment of all fees, as well as expenses for which invoices have been presented on or before the date hereof, which are required to be paid in connection with this Amendment.

(c)  The conditions precedent to the amendment dated the date hereof to the Borrowers’ $1.2 Billion Competitive Advance and Revolving Credit Facility Agreement (the “1.2 Billion Credit Agreement”), dated as of December 19, 2006, among Weyerhaeuser, WRECO, JPMorgan Chase Bank and Citibank, as initial fronting banks, JPMorgan Chase Bank and Citibank, as swing line banks, JPMorgan Chase Bank, as administrative agent, Citibank, as syndication agent, Bank of America, N.A., Deutsche Bank Securities Inc. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as documentation agents, Morgan Stanley Bank, as co-documentation agent, and the lenders named therein, shall have been satisfied (other than the condition precedent that the conditions precedent to this Amendment shall have been satisfied).  Once effective, such amendment will (i) reduce the facility size of the $1.2 Billion Credit Agreement to $400,000,000, (ii) remove WRECO as a borrower under the $1.2 Billion Credit Agreement, (iii) modify the net worth covenant contained in the $1.2 Billion Credit Agreement in the same manner as set forth in this Amendment and (iv) amend the facility fees and applicable margin under the $1.2 Billion Credit Agreement in the same manner as set forth in this Amendment.

(d)  No greater than $200,000,000 in Loans shall be outstanding to WRECO as a Borrower under the Credit Agreement.

SECTION 4.  Representations and Warranties. The Borrowers hereby represent and warrant that (a) each of the representations and warranties contained in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5.  Effects on Credit Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

SECTION 6.  GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 9.07 AND 9.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7.  Amendments; Execution in Counterparts.  (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Required Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrowers, the Administrative Agent and the Required Lenders.  This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

WEYERHAEUSER COMPANY

By:
Name:
Title:

WEYERHAEUSER REAL ESTATE COMPANY

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:
Name:
Title:

[ ] as a Lender

By:
Name:
Title: